Exhibit 21

Name Of Entity	State Of Formation
5400 Westheimer Court, LLC	Delaware
5400 Westheimer Holding L.P.	Delaware
5400 Westheimer Limited Partnership	Delaware
8750 Stoney Island LLC	Delaware
Concord Debt Holdings LLC	Delaware
FT-5400 New Unit Lender LLC	Delaware
FT-5400 Westheimer LLC	Delaware
FT-Amherst Property LLC	Delaware
FT-Amherst Property Manager LLC	Delaware
FT-Churchill Property LLC	Delaware
FT-Circle Tower LLC	Delaware
FT-Circle Tower Manager LLC	Delaware
FT-Fin Acquisition LLC	Delaware
FT-Fin GP LLC	Delaware
FT-Florida Property LLC	Delaware
FT-KRG Property L.P.	Delaware
FT-KRG (Athens) LLC	Delaware
FT-KRG (Denton) LLC	Delaware
FT-KRG (St. Louis) LLC	Delaware
FT-KRG (Knoxville) LLC	Delaware
FT-KRG (Greensboro) LLC	Delaware
FT-KRG (Sherman) LLC	Delaware
FT-KRG (Atlanta) LLC	Delaware
FT-KRG (Lafayette) LLC	Delaware
FT-KRG (Louisville) LLC	Delaware
FT-KRG (Memphis) LLC	Delaware
FT-KRG (Seabrook) LLC	Delaware
FT-KRG (Biloxi) LLC	Delaware
FT-Marc Class B LLC	Delaware
FT-Marc Loan LLC	Delaware
FT-Ontario Holdings LLC	Delaware
FT-Ontario Parking LLC	Delaware
FT-Ontario Parking Manager LLC	Delaware
FT-Ontario Property LLC	Delaware
FT-Ontario Property Manager LLC	Delaware
FT-Orlando Property LLC	Delaware
FT-Orlando Property Manager LLC	Delaware
FT-WD Property LLC	Delaware
Lex-Win Concord LLC	Delaware
WRP Management LLC	Delaware
WRT-1050 Corporetum Holdings LLC	Delaware
WRT-1050 Corporetum Property LLC	Delaware
WRT-1050 Corporetum Property Manager LLC	Delaware
WRT-550/650 Corporetum Property LLC	Delaware
WRT-550/650 Corporetum Property Manager LLC	Delaware
WRT-701 Arboretum Property LLC	Delaware
WRT-701 Arboretum Property Manager LLC	Delaware
WRT CDH II LLC	Delaware
WRT-Concord LLC	Delaware
WRT MT LLC	Delaware

WRT Realty L.P.	Delaware
WRT-Andover Property LLC	Delaware
WRT-Andover Property Manager LLC	Delaware
WRT-Atlanta LLC	Delaware
WRT-Lender LLC	Delaware
WRT-Marc RC Holding LLC	Delaware
WRT-Marc RC Land LLC	Illinois
WRT-Marc RC LLC	Illinois
WRT-Nashville Airpark LLC	Delaware
WRT-Property Holdings LLC	Delaware
WRT-South Burlington Property LLC	Delaware
WRT-South Burlington Property Manager LLC	Delaware
WRT-Springing Member LLC	Delaware
WRT-TALF LLC	Delaware
WRT-TRS Management Inc.	Delaware